                 Please file this Supplement with your records


             SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED

                          Supplement dated May 2, 2000
                                       To
            Statement of Additional Information dated April 28, 2000


     Please insert the following section on page 33 of the Statement of Additional Information, above "Determination of Net Asset Value":

                                 CODE OF ETHICS

     SC-REMFs, GCMG and the Distributor each have adopted a code of ethics (each, a "Code") under Rule 17j-1 of the 1940 Act. The Codes generally do not prohibit personnel subject to the Code ("SC-Personnel") from engaging in securities transactions. Each Code prohibits SC-Personnel from holding a beneficial interest in only those securities that may be purchased or sold by SC-REMFs, other than securities issued by Security Capital controlled real estate companies. Under a Code, SC-Personnel may purchase and sell securities issued by Security Capital controlled real estate companies provided: (i) the individual obtains all necessary pre-clearances; (ii) the trade occurs during a stipulated window period; and (iii) a confirmation or comparable documentation is provided to the Chief Compliance Officer.